UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )
Check the appropriate box:
☐

Preliminary Information Statement
☐

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑

Definitive Information Statement
VAXXINITY

,

INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☑

No fee required.
☐

Fee paid previously with preliminary materials.
☐

Fee computed on table in exhibit required by Item 25(b) of

Schedule 14A (17 CFR 240.14a-101) per Item 1
of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

VAXXINITY

,

INC.
505 Odyssey Way
Merritt Island, FL 32953

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
Dear Stockholders:
This Notice and the accompanying

Information Statement are being

furnished to the stockholders of

Vaxxinity,

Inc.,
a

Delaware corporation

(“Vaxxinity

,”

the

“Company,”

“we,”

“us,” or

“our”),

to

notify stockholders

of the

actions
taken on

March 8, 2024

by a

Special Committee

of the

Company’s

Board of

Directors and

on March 10,

2024 (the
“Repricing Date”) by the written consent of certain stockholders holding a majority of the voting power of the capital stock of the Company entitled to vote on the matter (the “Majority Stockholders”), approving a one-time stock option repricing

of

outstanding

Eligible

Employee

Options

(as

such

term

is

defined

in

the

accompanying

Information
Statement) granted

under Company’s

2021 Omnibus

Incentive Compensation

Plan (the

“2021 Omnibus

Plan”) and
held by certain employees of the Company,

including certain of the Company’s executive

officers,

and consultants of
the Company (the “2021 Omnibus Plan Repricing”).
Pursuant

to

the

2021

Omnibus

Plan

Repricing,

the

exercise

price

of

each

outstanding

Eligible

Employee

Option
granted under the

2021 Omnibus Plan

was amended to

reduce such exercise

price to $0.70

per share, which

was the
closing price of

a share of

the Company’s Class A Common

Stock, par value

$0.0001 per share

(the “Class A

Common
Stock”),

on the

Nasdaq

Global

Market

on

the

most recent

trading day

prior

to

the Repricing

Date.

Holders

of the
Eligible Employee

Options

may not

exercise the

Eligible Employee

Options at

the reduced

exercise price

until the
end of a “Retention Period”

that begins on the Repricing Date

and ends on the earlier of: (a)

December 31, 2024 and
(b) a Change of Control, as defined in the 2021 Omnibus Plan.
The

2021

Omnibus

Plan

Repricing

is

subject

to

the

expiration

of

the

20-day

period

following

the

filing

of

this
Information Statement (the date

of the expiration of such 20-day

period, the “Effective Date

”). The Effective Date is
currently expected to

be on or

about June 2,

2024.

Participation in the

2021 Omnibus Plan Repricing

was not voluntary
or

discretionary.

Accordingly,

the exercise

price

of each

outstanding

Eligible

Employee

Option

granted

under the
2021

Omnibus Plan

was automatically

amended

on the

Repricing Date,

without any

action

required

by the

holder
thereof.

As the

matters set

forth in

this Notice

and the

accompanying Information

Statement have

been duly authorized

and
approved

by

the

Majority

Stockholders,

your

consent

is

not

requested

or

required

to

approve

these

matters.

The
accompanying Information Statement

is provided solely

for your

information, and also

serves the

purpose of

informing
stockholders

of the

matters described

herein pursuant

to

Section 14(c)

of the

Securities Exchange

Act of

1934,

as
amended,

and

the

rules

and

regulations

prescribed

thereunder,

including

Regulation

14C,

and

serves

as

the

notice
required

by

Section

228

of

the

Delaware

General

Corporation

Law

of

the

taking

of

a

corporate

action

without

a
meeting by less

than unanimous

written consent of

our stockholders.

You

do not need

to do anything

in response to
this Notice and the accompanying Information Statement.
WE ARE

NOT

ASKING

YOU

FOR

A PROXY

AND

YOU

ARE REQUESTED

NOT

TO

SEND

US

A
PROXY.
Sincerely,
/s/ Sumita Ray
Chief Legal, Compliance & Administrative Officer and Corporate

Secretary

TABLE OF CONTENTS
INFORMATION

STATEMENT ................................................................

................................................................

...

4
APPROVAL

OF THE OPTION REPRICING PROGRAM ................................................................

.........................

6
SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT ................................

11
EXECUTIVE COMPENSATION ................................................................

............................................................... 13
DIRECTOR COMPENSATION ................................

................................................................

.................................

19
WHERE YOU CAN FIND ADDITIONAL INFORMATION

................................................................

...................

21
OTHER MATTERS ................................

................................................................

.................................................... 21

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY
General
Vaxxinity

,

Inc.,

a

Delaware

corporation

(“Vaxxinity

,”

the

“Company,”

“we,”

“us,”

or

“our”),

is

sending

you

this
Information Statement solely for the purpose of informing

our stockholders as of the record date, March 10,

2024, of
actions taken

by our

stockholders by

less than

unanimous written

consent in

lieu of

a meeting

of stockholders.

No
action is requested or required on your part.
This

Information

Statement

is

first

being

distributed

to

Vaxxinity

stockholders

on

or

about

May

13,

2024.

The
Company’s principal executive offices are located at 505 Odyssey

Way,

Merritt Island, FL 32953,

and the Company’s
telephone number is (254)

244-5739.
Safe Harbor Statement
Certain statements contained herein,

regarding matters that are

not historical facts, may

be forward-looking statements
(as

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995).

Such

forward-looking

statements

include
statements regarding management’s intentions, plans, beliefs,

expectations or forecasts for the future, including those
relating

to

the

implementation

of

the

Repricing

(as

defined

below).

The

reader

is

cautioned

not

to

rely

on

these
forward-looking statements. These

forward-looking statements are

based on current

expectations of future

events. If
the underlying

assumptions prove

inaccurate or

known or

unknown risks

or uncertainties

materialize, actual

results
could vary

materially from

the expectations

and

projections

of the

Company.

These risks

and uncertainties

can be
found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented by

any

subsequently

filed

Quarterly

Reports

on

Form

10-Q.

Copies

of

these

filings

are

available

online

at
www.sec.gov,

ir.vaxxinity.com or by

request from the Compa

ny. Forward-looking

statements included herein

speak
only as of the date

hereof, and we undertake no

obligation to revise or update such

statements to reflect the occurrence
of events or circumstances after the date hereof.
Summary of the Corporate Actions
On February 26,

2024,

the Board

of Directors

of the

Company (“Board”)

created a

special committee

of the

Board
(the

“Special

Committee”)

comprising

George

Hornig

and

Gabrielle

Toledano,

two disinterested

and

independent
directors,

to

consider

a

potential

repricing

of

outstanding

options

to

purchase

shares

of

the

Company’s

Class

A
Common Stock, par

value $0.0001 per

share (“Class A Common

Stock”), and/or Class

B Common Stock,

par value
$0.0001

per share

(“Class B

Common Stock”

and,

together,

the “Common

Stock”), and

delegated to

such Special
Committee the full

powers, authority and

discretion of the

Board to review

and approve the

terms and conditions

of
any potential repricing.

On March 8, 2024,

the Special Committee

approved a repricing

of certain outstanding

options to purchase

shares of
Class A Common

Stock and

Class B

Common Stock

(the “Repricing”)

held by certain

of our

employees, including
our

executive

officers,

consultants

and

officers

as

described

in

more

detail

below.

On

March 10,

2024,

following
approval by the

Special Committee,

Louis Reese, Blackfoot

Healthcare Ventures

LLC, United Biomedical,

Inc. and
Mei Mei Hu,

together the holders

of a majority

in voting power

of the outstanding

shares of our

common stock (the
“Majority Stockholders”), approved the repricing of Eligible Employee Options (as defined below) granted to certain employees,

including

certain

executive

officers,

and

consultants

under

the

Company’s

2021

Omnibus

Incentive
Compensation Plan (the “2021 Omnibus Plan”), in accordance with the 2021 Omnibus Plan and as described in more detail

below

(the

repricing

of

such

Eligible

Employee

Options

granted

under

the

2021

Omnibus

Plan,

the

“2021
Omnibus Plan Repricing”).
The Repricing

generally applied

to (a)

underwater options

to purchase

shares of

the Company

’s

Class A

Common
Stock

that

were

granted

to

employees

(other

than

the

Founders

(as

defined

below)),

including

certain

executive
officers, and

consultants under

the 2021 Omnibus

Plan and the

2021 Stock

Option and Grant

Plan (the

“2021 Stock
Option Plan”

and, together with

the 2021 Omnibus Plan,

the “Plans”) (such options,

the “Eligible Employee Options”)

and (b) underwater options to purchase

shares of Class B Common Stock granted

pursuant to stock option agreements
governed by the terms

of the 2021 Stock Option

Plan (the “Class B

Options” and, together with the

Eligible Employee
Options, the “Eligible Options”).
As of March

8, 2024

(with respect

to the

repricing of

(a) options

to purchase

shares of

the Class

A Common

Stock
that were

granted to

employees other

than the

Founders and

consultants under

the 2021

Stock Option

Plan and

(b)
options to

purchase shares of

Class B

Common Stock granted

pursuant to stock

option agreements

governed by

the
terms of

the 2021

Stock Option

Plan) and

March 10, 2024

(with respect

to the

2021 Omnibus

Plan Repricing)

(as
applicable,

the “Repricing

Date”),

the Eligible

Options

were immediately

repriced

such that

the exercise

price

per
share for such

options was reduced

to $0.70,

the closing

price of Class A

Common Stock on

the Nasdaq Global

Market
on most

recent trading

day prior

to the

Repricing Date,

subject to

certain retention

and other

requirements outlined
below and, in the case of Eligible

Employee Options granted under the 2021

Omnibus Plan, the expiration of the 20-
day period following the filing of this Information Statement.

Holders of

the Eligible

Employee Options

may not

exercise the

Eligible Employee

Options at

the reduced

exercise
price

until

the

end

of

a

“Retention

Period”

that

begins

on

the

Repricing

Date

and

ends

on

the

earlier

of:

(a)
December 31, 2024 and (b) a Change of Control, as defined in the 2021 Omnibus Plan.

If an employee or consultant
exercises an Eligible Employee

Option prior to the

end of the Retention Period,

such employee or consultant

will be
required

to pay

a

premium

exercise

price

equal to

the original

exercise

price

per share

of such

Eligible

Employee
Option.

Options subject

to the

Repricing held

by Mei

Mei Hu,

the Company’s

Chief Executive

Officer,

and Louis
Reese, the

Company’s

Executive Chairman

(together,

the “Founders”),

will be

exercisable in

accordance with

their
terms,

and

shares

of

Class

B

common

stock

acquired

upon

exercise

of

such

options

will

be

subject

to

a

lock-up
restriction prohibiting sales

for a period of

two years from the

Repricing Date.

In addition, the Founders

will not be
eligible to receive annual equity grants in 2024 and 2025.
Voting

and Vote

Required
The Company has

obtained stockholder approval for

the 2021 Omnibus Plan

Repricing,

consistent with Nasdaq listing
rules (“Nasdaq Rules”)

and the terms

of the

2021 Omnibus Plan.

In accordance with

the Delaware General

Corporation
Law

(the

“DGCL”),

the

Company’s

Amended

and

Restated

Bylaws

and

Nasdaq

Rules,

the

2021

Omnibus

Plan
Repricing may be approved, without a meeting of stockholders, by the written consent of stockholders representing a
majority of

the voting

power of

the capital

stock entitled

to vote

on the

matter.

Such approval

was received

by the
Company from

the Majority

Stockholders by

written consent

dated March 10,

2024. As

of such date,

the Company
had 112,872,672 shares of Class A Common Stock and 13,874,132 shares of Class B

Common Stock outstanding and
entitled to vote.

Each share of Class

A Common Stock

is entitled to

one vote per

share. Each share

of Class B

Common
Stock is entitled to ten votes per share. The written

consent was executed by the Majority Stockholders,

as the holders
of approximately

64.4%

of the

outstanding voting

power of

the Common

Stock of

the Company.

Accordingly,

the
written consent

was executed

by stockholders

holding

sufficient

voting power

to

approve

the

2021

Omnibus Plan
Repricing

by

written

consent,

no

further

stockholder

action

is

required

and

the

Company

is

not

seeking

consent,
authorizations or proxies from you.

The DGCL does not provide appraisal rights with respect to the 2021 Omnibus Plan Repricing

.
Notice Pursuant to Delaware General Corporation Law
Pursuant to Section

228(e) of the

DGCL, the Company

is required to

provide prompt notice

of the taking

of a corporate
action

by

written

consent

to

the

Company’s

stockholders

who

have

not

consented

in

writing

to

such

action.

This
Information Statement serves as the required notice.

APPROVAL

OF THE OPTION REPRICING PROGRAM
On March 8, 2024, the Special Committee approved the Repricing, and recommended that the Majority Stockholders approve

the 2021

Omnibus Plan

Repricing.

On March 10,

2024,

the Majority

Stockholders

took

action

by written
consent to approve the 2021 Omnibus Plan Repricing.
Introduction
Our employees,

officers,

directors,

and

consultants

and

advisors

and

our

affiliates

were eligible

to

receive

awards
under our

2021

Stock Option

Plan.

In connection

with our

initial public

offering,

our

Board

and

our

stockholders
approved

the

2021

Omnibus

Plan,

pursuant

to

which

equity-based

and

cash

incentive

awards

may

be

granted

to
current, former

or prospective

directors, officers,

employees and

consultants.

Our 2021

Omnibus Plan

replaced

our
2021 Stock

Option Plan,

as our

Board has

determined not

to make

additional awards

under our

2021 Stock

Option
Plan following the effectiveness of our 2021

Omnibus Plan.
However, the terms of our 2021 Stock Option Plan continue to govern outstanding equity awards granted thereunder, including the

Eligible

Employee

Options

granted

under the

2021

Stock Option

Plan. The

terms of

the 2021

Stock
Option

Plan

also

govern

certain

agreements

with

the

Founders

relating

to

options

to

purchase

shares

of

Class

B
Common Stock, which options are Eligible Options. Under the terms of the 2021

Stock Option Plan, a repricing may
be

approved

by our

Board

(or

a

committee

of

our

Board

under

delegated

authority).

Accordingly,

no

stockholder
approval was required for the repricing of 1,938,544 Eligible Employee Options to purchase Class

A Common Stock
granted

to

employees,

including

certain

executive

officers,

and

consultants

under

the 2021

Stock Option

Plan

and
6,362,455 Eligible Options

to purchase Class B

Common Stock granted to

the Founders under agreements

governed
by the 2021 Stock Option Plan.
The

Company

has

granted

stock

options

under

the

Plans

consistent

with

the

view

that

stock-based

incentive
compensation

opportunities

play

a

key

role

in

the

Company’s

ability

to

recruit,

motivate

and

retain

qualified
individuals. The Company

believes that equity

compensation encourages employees

to work toward

the Company’s
success and aligns their interests with those of

the Company’s stockholders by providing them with a means by which they can benefit from increasing the value of the Company’s

stock.
Over

the

past

two

years,

the

share

price

of

the

Class

A

Common

Stock

has

declined

significantly,

and

as

of

the
Repricing

Date,

nearly

all

of

the

stock

options

held

by

Company

employees,

officers

and

consultants

were
“underwater,”

with exercise prices well above the

current market price of the Company’s Class A common stock. The
Eligible Options previously had exercise prices ranging from $0.85 to $13.00 per share. As of the Repricing Date, the closing price of our Class A Common Stock was $0.70

per share, whereas the weighted average exercise price

of the
Eligible Options was $7.64 per share. The weighted average exercise price of the Eligible Employee

Options granted
under the

2021 Omnibus

Plan

was $3.79

per share.

The weighted

average exercise

price of

the Eligible

Employee
Options to purchase Class A Common Stock under the 2021 Stock Plan was $3.21 per share and the exercise price of the Eligible Options to

purchase Class B

Common Stock was

$10.07 per share.

Although the Company continues

to
believe

that

stock

options

are

an

important

component

of

the

Company’s

compensation

program,

prior

to

the
Repricing, the underwater stock options may have been perceived by their holders as having little or no incentive and retention effect due to the difference between the former exercise prices and the then-current stock price.
The Special Committee approved the Repricing after multiple meetings, careful consideration of various alternatives, a review of other applicable factors and with the advice of the Company’s independent compensation consultant. The
Special

Committee

designed

the

Repricing,

with

the

original

exercise

price

applicable

to

the

Eligible

Employee
Options during the Retention Period, and the extended holding period and determination not to make annual grants to the Founders

in 2024

and 2025,

in each

case as

described in

detail below,

to provide

added incentive

to retain

and
motivate the

Company’s

employees and

Founders to

continue to

work in

the best

interests of

the Company

and its
stockholders

without

incurring

the

stock

dilution

resulting

from

significant

additional

equity

grants

or

significant
additional cash expenditures resulting from additional cash compensation.

Summary of the Material Terms

of the Repricing
The Repricing generally applied to (a) the Eligible Employee Options and (b)

the Class B Options.
Pursuant

to

the Repricing,

as

of the

Repricing

Date,

the Eligible

Options

were immediately

repriced

such that

the
exercise price

per share

for such

options was

reduced to

$0.70, the

closing price

of Class

A Common

Stock on

the
Nasdaq Global Market on the most recent trading day preceding the Repricing Date, subject to the retention and other
requirements outlined below and, in the case of Eligible Employee

Options issued under the 2021 Omnibus Plan, the
expiration of the 20-day period following the filing of this Information Statement.

Holders of

the Eligible

Employee Options

may not

exercise the

Eligible Employee

Options at

the reduced

exercise
price

until

the

end

of

a

“Retention

Period”

that

begins

on

the

Repricing

Date

and

ends

on

the

earlier

of:

(a)
December 31, 2024 and (b)

a Change of Control, as defined

in the 2021 Omnibus Plan. If

an employee or consultant
exercises an Eligible Employee

Option prior to the

end of the Retention Period,

such employee or consultant

will be
required

to pay

a

premium

exercise

price

equal to

the original

exercise

price

per share

of such

Eligible

Employee
Option.

Options subject to the Repricing held by the Founders will be exercisable in accordance with their terms and shares

of

Class

B

common

stock

acquired

upon

exercise

of

such

options

will

be

subject

to

a

lock-up

restriction
prohibiting sales for a

period of two years

from the Repricing Date.

In addition, the Founders

will not be eligible

to
receive annual equity grants in 2024 and 2025.
Participation in the Repricing was not voluntary or discretionary.

Accordingly, the exercise price of each outstanding
Eligible Option was automatically amended, without any action required by the holder thereof.

As of March 10, 2024, an

aggregate of 5,113,654 stock options to

purchase shares of our Class

A Common Stock with
a weighted average exercise

price of $3.24 per

share were outstanding under

the 2021 Omnibus Plan

and held by 61
employees, consultants and

directors. Of these options,

1,938,544 (approximately 37.9

%) held by 46

employees and
consultants,

were Eligible

Employee Options

and were

eligible for

amendment pursuant

to the

2021 Omnibus

Plan
Repricing. These Eligible

Employee Options previously

had exercise prices

ranging from $0.85

to $13.00 per share,
with a weighted

average exercise price

of $3.79 per

share and a

weighted average remaining

term of 8.8

years as of
the Repricing Date. No additional stock options were granted by the Company in connection with the Repricing.
Except

for

the

reduction

in

the

exercise

price

of

the

outstanding

Eligible

Employee

Options

described

above,

all
outstanding stock options under the 2021 Omnibus Plan will continue to remain outstanding in accordance with all of the current terms and

conditions set forth in

the 2021 Omnibus

Plan and the applicable

award agreements including,
without limitation, the number of shares subject to such options, vesting schedule and expiration date.
Accounting Treatment

of the Repricing
Under Financial Accounting

Standards Codification Topic

718, the Company

recognized

incremental compensation
cost of $1.8 million associated with the Repricing,

$0.3 million of which was associated with the 2021 Omnibus Plan
Repricing.

The incremental

compensation cost

was measured

as the

excess, if

any,

of the

fair value

of the

Eligible
Options

immediately

following

the

Repricing

over

the

fair

value

of

the

Eligible

Options

immediately

prior

to

the
Repricing.
Certain U.S. Federal Income Tax

Consequences
The following discussion is intended only as

a general summary of the material U.S.

federal income tax consequences
of

the

2021

Omnibus

Plan

Repricing,

based

upon

the

provisions

of

the

U.S.

Internal

Revenue

Code

of

1986,

as
amended (the “Code”), as

of the date of this

Information Statement. It

is not intended as

tax guidance to participants
in the

2021 Omnibus Plan.

This summary does

not take into

account certain circumstances

that may change

the income
tax treatment of awards for individual participants, and it does not describe the consequences under any other federal
tax

law

(such

as

employment

taxes),

state

income

tax

consequences

of

any

award

or

the

taxation

of

awards

in
jurisdictions outside

of the United

States. All of

the outstanding

Eligible Employee

Options granted

under the 2021
Omnibus Plan are nonqualified stock options.

For income tax purposes, the repricing of an option is treated as the grant of a new option on the effective date

of the
repricing. The grant of a stock

option generally has no income tax consequences

for a participant or the Company.

A
participant usually recognizes

ordinary income upon

the exercise

of a

nonqualified stock option

equal to

the fair

market
value of the shares

minus the exercise price,

if applicable. We

should generally be entitled

to a deduction for

federal
income tax purposes equal to

the amount of ordinary income

recognized by the participant

as a result of the exercise
of a

nonqualified stock

option. However,

the Code

denies publicly

held corporations

a deduction

for compensation
that is in

excess of $1,000,000 paid

to the corporation’s chief executive

officer, chief financial officer and certain

other
current and former executive officers in a year.
Any disposition of shares acquired

under a nonqualified stock option

will generally result only in capital gain or

loss
for the participant, which may be short- or long-term, depending upon the length of time such shares are held.
Section 409A

of the Code

provides special tax

rules applicable to

programs that

provide for a

deferral of

compensation.
Failure to comply with

those requirements will

result in accelerated

recognition of U.S. federal

income tax purposes
along with

an additional

tax equal

to 20%

of the

amount included

in U.S.

federal income,

and interest

on deemed
underpayments

in

certain

circumstances.

While

certain

awards

under

the

2021

Omnibus

Plan

could

be

subject

to
Section 409A, the

2021 Omnibus Plan

and awards are

intended to comply

with or be

exempt from the

requirements
of Section 409A, where applicable.
Outstanding Eligible Employee Options under the 2021 Omnibus Plan
The following

table summarizes

the outstanding

Eligible Employee

Options granted

under the

2021 Omnibus

Plan
held by

our current

Named

Executive Officers,

all current

executive officers

as a

group, all

current non-employee
directors as

a group

and all

other employees,

respectively.

On the

Repricing Date,

the exercise

price of

the Eligible
Employee

Options

set

forth

in

the

table

below

was reduced

to

$0.70,

which

was the

closing

price

of our

Class

A
Common Stock on March 8, 2024, the most recent closing price prior to the Repricing Date,

as reported on Nasdaq.

Name and Position
Number of Shares of
Common Stock
Underlying Eligible
Employee Options
(1)
Weighted
AverageExercise Price
of Eligible Employee
Options Prior to 2021
Omnibus Plan
Repricing($)
Mei Mei Hu, President, Chief Executive Officer and Director — N/A
Louis Reese, Executive Chairman — N/A
Sumita Ray, Chief Legal, Compliance & Administrative Officer 425,000

1.17

Ulo Palm, MD, PhD, former Chief Medical Officer — N/A
Rene Paula Molina, former Senior Vice President, Legal and Business Affairs 59,072 $

9.92

All current executive officers as a group 508,925 $

1.72

All current directors who are not executive officers as a group
(2)
584,744 $

1.2

All employees, including all current officers who are not executive officers, as a group
1,429,619 $

5.21

(1)

Does not include Eligible Employee

Options granted under the 2021

Stock Option Plan, the

repricing of which Eligible Employee Options
was not subject to approval by the Company’s stockholders.
(2)

This consists

solely of options

granted under the

2021 Omnibus Plan

to Peter Powchik,

MD, the Company’s former Executive

Vice President,
Global Scientific

Director and

a former

director of

the Company,

in his

capacity as

an employee

of the

Company.

This does

not include
options granted to Dr. Powchik in his capacity as a director.

Equity Compensation Plan Information
The following

table summarizes

certain information,

as of

December 31, 2023,

relating to

our equity

compensation
plans, which were approved by the Company’s

stockholders.

Plan Category
Number of
Securities to Be
Issued Upon
Exercise of
Outstanding
Options, Warrants
and Rights

(a)
Weighted-

Average
Exercise Price of
Outstanding
Options, Warrants
and Rights

(b)
Number of
Remaining
Available for Future
Issuance Under
Equity
Compensation Plans
(Excluding
Securities Reflected
in Column (a)) (c)
Equity compensation plans approved by security holders 22,123,762
(1)
$ 5.03 8,566,663
(2)
Total 24,051,782 $ 5.03 6,266,663
______________________
(1)

Consists of outstanding options for 15,561,307 shares of Class A

Common Stock, 200,000 restricted stock units of Class A

Common Stock
and outstanding options for 6,362,455 shares of Class B Common

Stock, of which 11,389,851 Class A and

5,063,133 Class B options were
exercisable, respectively. The exercise price set forth in this table does not give effect to the Repricing.
(2)

Consists of 6,266,663 shares

reserved and remaining available

for future awards under

the 2021 Omnibus Plan

and 2,300,000 shares reserved
and remaining available for issuance under the Vaxxinity, Inc. 2021 Employee Stock Purchase Plan. The reserve for the 2021 Omnibus Plan automatically increases each year on January 1st, beginning on January 1, 2023 and ending (and including) January 1, 2030, by the lesser of
(i) 4%

of the

outstanding shares

of the

Company’s common

stock on

the immediately

preceding December 31,

(ii) the

number of

shares
determined by the

Compensation Committee, if

any such determination

is made, and (iii)

the number of

shares underlying any

awards granted
during the preceding calendar

year, net of

the shares underlying awards

canceled or forfeited under the

2021 Omnibus Plan.

On January 1,
2024, in accordance with the automatic “evergreen”

provision of the 2021 Omnibus Plan, the maximum number of shares that can be issued under the plan was increased to 16,401,213.
Interest of Certain Persons in Matters Acted Upon
The

following

table

sets

forth

certain

information

as

of

March 10,

2024

about

the

outstanding

Eligible

Employee
Options granted

under the

2021 Omnibus

Plan held

by each

of our

current executive

officers

and individuals

who
have served as executive officers and directors since January

1, 2023.
Other than as

set forth in

the table,

none of our

other current officers

or directors

or individuals

who have served

as
executive

officers

or

directors

since

January 1,

2023,

nor

any

of

their

associates,

has

any

interest

in

the

actions
approved by the Majority Stockholders as

described in this Information Statement

except in their capacity as holders
of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

As of March 10,

2024, our current

non-employee directors (5

persons) and executive

officers (4

persons) as a

group
held unexercised stock options to purchase an aggregate of 3,173,735 shares of our Class A

Common Stock under the
2021 Omnibus Plan, which represented

approximately 62% of the shares

subject to all outstanding options

under the
2021 Omnibus Plan.
Name Title
Number of
Options
Outstanding
Percentage of
Total
Outstanding
Options
(1)
Number of
Eligible
Employee
Options
Outstanding
Percentage of
Total Eligible
Employee
Options
Outstanding
(2)
Jason Pesile
Senior Vice President of Finance and
Accounting 83,925 1.60% 83,925 4.30%
Sumita Ray
Chief Legal, Compliance &
Administrative Officer 425,000 8.30% 425,000 21.90%
Rene Paula Molina
Former Senior Vice President, Legal and
Business Affairs 59,072 1.20% 59,072 3.00%
Peter Powchik, MD
Former Executive Vice President, Global
Scientific Director and former director 845,103 16.50% 584,744 30.20%
______________________
(1)

Determined by dividing the number of stock options granted

under the 2021 Omnibus Plan held by the individual

by 5,113,694, which is the
total number of outstanding stock options under the 2021 Omnibus

Plan as of the date of the table.
(2)

Determined by dividing the number of

stock options granted under the

2021 Omnibus Plan held by the

individual that were eligible for the
2021 Omnibus Plan Repricing by 1,938,544,

which is the total number of outstanding stock options under the 2021 Omnibus Plan that as of the date of the table were eligible for the 2021 Omnibus Plan

Repricing.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT
The following

table sets

forth information

relating to

the beneficial

ownership

of our

Class A

Common Stock

and
Class B Common Stock as of April 15, 2024

for:
●
each person, or

group of affiliated

persons, known by us

to beneficially own

more than 5% of

our common
stock outstanding;
● each of our directors;
● each of our named executive officers for 2023; and
● all directors and executive officers as a group.
Except

as noted

by footnote,

and

subject

to

community property

laws

where applicable,

based

on the

information
provided to

us, we

believe

that the

persons and

entities

named in

the table

below

have sole

voting and

investment
power with respect to all shares shown as

beneficially owned by them. The beneficial ownership percentages set forth in the

table

below

are

based

on

112,873,552

shares of

Class

A Common

Stock

and

13,874,132

shares of

Class

B
Common Stock outstanding as of April 15, 2024.

Unless otherwise indicated by footnote below,

the address for each
beneficial owner listed is c/o Vaxxinity,

Inc., 505 Odyssey Way,

Merritt Island, FL 32953.
Shares Beneficially Owned(1)
Percentage of
Total Voting
Power**
Class A Class B
No. % No. %
Name of Beneficial Owners
Directors and Executive Officers:
Mei Mei Hu
(2)
62,928,493 52.63% 14,557,063 87.90% 71.44%
Louis Reese
(3)
3,192,409 2.76% 6,348,980 39.03% 15.84%
Sumita Ray — * — — *
Ulo Palm, MD, PhD — * — — *
René Paula Molina
(4)
268,404 * — — *
Peter Diamandis, MD
(5)
1,880,803 1.65% 1,099,915 7.93% 4.52%
George Hornig
(6)
174,489 * — — *
Landon Ogilvie
(7)
165,202 * — — *
James Smith
(8)
194,612 * — — *
Gabrielle Toledano
(9)
132,352 * — — *
All directors and executive officers as a
group (9 persons)
(10)
65,514,983 54.08% 15,676,978 82.61% 64.56%
Five Percent Holders:
United Biomedical, Inc.
(11)
57,877,859 50.42% — — 22.24%
______________________
*

Represents beneficial ownership or voting power, as applicable, of less than one percent of our outstanding shares of

common stock.
**

Represents the voting power

with respect to all

shares of our Class

A common stock

and Class B common

stock, voting as

a single class. Each
share of Class A common stock

will be entitled to one vote

per share and each

share of Class B common

stock will be entitled to

ten votes
per share. Holders of our

Class A common stock

and Class B common stock

will vote together as a

single class on all matters

presented to
our stockholders for their vote or approval, except as otherwise required by applicable law or our Charter.
(1)

Beneficial ownership is determined

according to the rules

of the SEC,

which generally provide that a

person has beneficial ownership

of a
security if he,

she or it

possesses sole

or shared voting

or investment power

over that security. Under

those rules, beneficial

ownership includes
securities that

the individual

or entity

has the

right to

acquire, such

as through

the exercise of

warrants or

stock options

or the

vesting of
restricted stock

units within

60 days.

Shares subject

to warrants

or options

that are

currently exercisable or

exercisable within

60 days

or
restricted stock units that

vest within 60 days

are considered outstanding and

beneficially owned by

the person holding such warrants,

options
or restricted stock

units for the

purpose of computing

the percentage

ownership of that

person but are

not treated as

outstanding for the

purpose
of computing the percentage ownership of any other

person.

(2)

Consists of (i) 5,518,961 shares of Class B

common stock held by Ms. Hu, (ii) 271,655

shares of Class A common stock held by Blackfoot
Healthcare Ventures

LLC (“Blackfoot”), (iii)

4,212,495 shares of

Class A common

stock held by

United Biomedical Inc.,

Asia (“UBIA”)
over which Ms. Hu has shared voting

power, (iv) 1,858,225 shares of Class A

common stock subject to options exercisable

within 60 days of
April 15, 2024, (v) 2,709,122 shares of Class B common

stock subject to options exercisable within 60 days of April 15,

2024

and, without
duplication, (vi) the

shares of common

stock subject to

the Voting

Agreement that are

disclosed under footnotes

(3) and

(11), pursuant

to
which Ms.

Hu holds

irrevocable proxies.

Ms. Hu

and Mr.

Reese are

the sole

shareholders of

Blackfoot and

may therefore

be deemed

to
beneficially own the securities

held by Blackfoot. We

do not believe that

the parties to these

voting agreements constitute a

“group” under
Section 13 of the Exchange Act, as Ms. Hu exercises voting control over these shares. All of the shares identified in this footnote are subject a Voting Agreement Except as set forth in this footnote, Ms. Hu has no voting or investment power over the securities

beneficially owned by
the other parties to the Voting Agreement and disclaims beneficial ownership of such securities.
(3)

Consists of (i) 17,500 shares

of Class A common stock

held by Mr. Reese, (ii) 3,955,512 shares

of Class B common stock

held by Mr. Reese,
(iii) 271,655 shares

of Class A

common stock

held by Blackfoot,

(iv) 2,903,254 shares

of Class A

common stock

subject to options

exercisable
within 60 days of

April 15, 2024 and (v)

2,393,468 shares of Class

B common stock subject

to options exercisable

within 60 days of April

15,
2024. Ms. Hu and Mr.

Reese are the sole shareholders of Blackfoot and may therefore be deemed to beneficially own the securities held by
Blackfoot. All of the shares identified in this footnote are subject to a Voting

Agreement.

Except as set forth in this footnote, Mr. Reese has
no voting or investment power over the securities beneficially owned by the other parties to the Voting

Agreement and disclaims beneficial
ownership of such securities.
(4)

Consists of 268,404 shares of Class A common stock subject

to options exercisable within 60 days of April 15, 2024.
(5)

Consists of

(i) 906,141 shares

of Class A

common stock held

by Dr.

Diamandis, (ii) 13,824

shares of Class

A common stock

held by

the
spouse of Dr. Diamandis, (iii)

1,099,915 shares of

Class B common

stock and (iv)

960,838 shares of

Class A common stock

subject to options
exercisable within 60 days of April 15, 2024.
(6)

Consists of 174,489 shares of Class A common stock subject

to options exercisable within 60 days of April 15, 2024.
(7)

Consists of 32,850 shares of Class A common stock held by various members of Mr. Ogilvie’s family and for which Mr. Ogilvie has voting
and investment power and 132,352 shares of Class A

common stock subject to options exercisable within 60

days of April 15, 2024.
(8)

Consists of (i) 8,058 shares of Class A

common stock held by Mr. Smith, (ii) 54,202 shares of Class A common stock held by IO Fund, LLC
for which Mr.

Smith shares voting and

investment power and (iii)

132,352 shares of Class

A common stock

subject to options

exercisable
within 60 days of April 15,

2024. Mr. Smith disclaims beneficial ownership

of the securities held by IO

Fund, LLC except to the extent

of his
pecuniary interest therein.
(9)

Consists of 132,352 shares of Class A common stock subject

to options exercisable within 60 days of April 15, 2024.
(10)

In addition to the

directors and named executive officers

included in this table,

also includes securities beneficially owned by

Jason Pesile.
Consists of (i) 56,701,857 shares of Class A common stock, (ii) 10,574,388 shares of Class B common stock, (iii) 6,332,894 shares of Class
A common stock subject to options exercisable

within 60 days of April 15, (iv)

5,102,590 shares of Class B common

stock subject to options
exercisable within 60 days of April 15, 2024 and (v)

1,928,020 shares of Class A common stock issuable

upon the exercise of a warrant.
(11)

Consists of (i)

51,737,344 shares

of Class A

common stock

held by United

Biomedical, Inc.

(“UBI”), (ii) 1,928,020

shares of Class

A common
stock issuable upon the exercise of the of a warrant owned by UBI and

(iii) 4,212,495 shares of Class A common stock held by UBIA. UBI is a majority shareholder in UBIA and may be deemed to share voting and investment power over the securities held by UBIA. Ms. Hu, Mr.
Reese and Ms. Hu’s father Nean Hu, together as a group, control more than

50% of the equity interests of UBI, and together hold

voting and
investment control of

all shares held

by UBI.

Under the so-called

“rule of three,”

if voting and

dispositive decisions regarding

an entity’s
securities are made by three or more

individuals, and a voting or dispositive decision

requires the approval of a majority

of those individuals,
then none of the

individuals is deemed a

beneficial owner of

the entity’s securities. Each of Ms.

Hu, Mr. Reese and Mr. Hu expressly

disclaim
beneficial ownership of such shares, except to the

extent of their respective pecuniary interest. All of the

shares identified in clauses (i) and
(ii) of this footnote are subject to a

Voting

Agreement.

Except as set forth in this footnote, UBI has

no voting or investment power over the
securities beneficially owned

by the other parties to

the Voting Agreement and disclaims beneficial ownership

of such securities. The

mailing
address of UBI is 2622 Commerce Street, Dallas

TX 75226-1402.

EXECUTIVE COMPENSATION
We

qualify as an

“emerging growth

company” under

the Jumpstart

Our Business

Startups Act

of 2012.

As a result,
we are

permitted to and

rely on exemptions

from certain

disclosure requirements that

are applicable to

other companies
that

are

not

emerging

growth

companies.

Accordingly,

we

have

included

compensation

information

for

only

our
principal executive

officer,

our two

next most

highly compensated

executive officers

serving at

fiscal year-end and
two former executive officers

who would have been

included as one

of the foregoing had

they been serving at

fiscal
year-end. We

have not included a

compensation discussion and analysis

of our executive

compensation programs or
tabular compensation information

other than the Summary

Compensation Table

and the Outstanding Equity

Awards
table.

In

addition,

for

so

long

as

we

are

an

emerging

growth

company,

we

will

not

be

required

to

submit

certain
executive

compensation

matters

to

our

stockholders

for

advisory

votes,

such

as “say-on-pay” and “say-on-
frequency” of say-on-pay votes.
We

will remain

an emerging

growth company

under the

JOBS Act

until the

earliest of

(a) December 31,

2026 (the
last day of

the fiscal year

following the fifth

anniversary of

the consummation of

our initial public

offering), (b)

the
last day

of our

fiscal

year in

which

we have

a total

annual gross

revenue of

at least

$1.235 billion,

(c) the

date on
which

we

are

deemed

to

be

a

“large

accelerated

filer”

under

the

rules

of

the

SEC

with

at

least

$700.0 million

of
outstanding securities

held by

non-affiliates or

(d) the

date on

which we

have issued

more than

$1.0 billion in

non-
convertible debt securities during the previous three years.
We are also a “smaller reporting

company” as defined in

the Exchange Act. We may continue to

be a smaller

reporting
company even after we are

no longer an emerging

growth company.

We

may take advantage of certain

of the scaled
disclosures available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so

long

as

the

market

value

of

our

voting

and

non-voting

common

stock

held

by

non-affiliates

is

less

than
$250.0 million

measured

on

the

last

business

day

of

our

second

fiscal

quarter,

or

our

annual

revenue

is

less

than
$100.0 million

during

the

most

recently

completed

fiscal

year

and

the

market

value

of

our

voting

and

non-voting
common stock held by non-affiliates is

less than $700.0 million measured on the last

business day of our second fiscal
quarter.
Overview
This section discusses

the material components of

our 2023

compensation program for our

“named executive officers”
or “NEOs”. These NEOs for 2023

are:
●
Mei Mei Hu, Co-Founder, President, Chief Executive Officer

and Director;
● Louis Reese, Co-Founder and Executive Chairman;
●
Sumita Ray, Chief Legal, Compliance

& Administrative Officer;
●
Dr. Ulo Palm, former Chief Medical

Officer; and
●
René Paula Molina, former

Senior Vice President, Legal & Business Affairs, General

Counsel and Secretary.

Summary Compensation Table
The following

table presents

the compensation

for services

provided to

us by

our named

executive officers

for the
fiscal years indicated.

Name and Principal Position Year Salary ($)(1) Bonus ($)(2)
Option
Awards
($)(3)
Nonequity
Incentive Plan
Compensation
($)(4)
All Other
Compensation
($)(5) Total ($)
Mei Mei Hu 2023 307,672 — 1,015,188 — 37,471 1,360,351
Chief Executive Officer 2022 400,000 115,705 — — 16,069 531,774
Louis Reese 2023 238,104 — 1,015,188 — 37,471 1,290,763
Executive Chairman
Sumita Ray 2023 107,500 4,300 357,850 27,950 3,307 500,907
Chief Legal, Compliance and
Administrative Officer
Ulo Palm, MD, PhD 2023 337,500 — 202,085 — 13,200 552,785
Former Chief Medical Officer 2022 450,000 135,000 376,000 — 961,000
René Paula Molina 2023 310,480 — 190,942 — 43,200 544,622
Former Senior Vice
President, Legal and
Business Affairs 2022 362,500 108,750 — 8,878 480,128
______________________
(1)

Mr. Reese was granted

150,594 options in lieu of salary for

the fiscal year ended

December 31, 2023. The amounts reported here represent
the

grant

date

fair

value

of

stock

options,

calculated

in

accordance

with

Accounting

Standards

Update

718,

“Compensation—Stock
Compensation (Topic 718).” For additional information, see Notes 2 and 11 to our consolidated financial statements included in our Annual
Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”). The assumptions used in calculating the grant date fair
value of the

stock options reported

in this table

are set forth

in the section

of the Annual

Report titled “Management’s

Discussion and Analysis
of Financial Condition and Results of Operations— Critical Accounting

Policies and Estimates—Stock-Based Compensation.”
Ms. Ray joined the Company on October 1, 2023. For

2023, Ms. Ray’s salary reflects a partial year of employment.
Dr. Palm resigned from the Company effective September 30, 2023.

For 2023, his salary represents payment from January 1, 2023 through that date.
Mr. Paula

resigned from the Company effective

November 3, 2023. For 2023, his

salary represents payment from January 1,

2023 through
that date.
(2)

The amount shown in this column for Ms. Ray reflects

the discretionary portion of her 2023 bonus, as described

under “—Bonuses” below.
Ms. Hu and Mr. Reese did not receive bonuses with respect

to services performed for the fiscal year

ended December 31, 2023 because prior
to the board of directors or compensation committee determining any bonuses for that year they informed the compensation committee that
they would decline any bonus the committee might otherwise

choose to award.
Ms. Hu was granted 73,928 options in

lieu of a cash bonus with respect to performance

during the fiscal year ended December

31, 2022. The
amounts reported here represent the grant date fair value of such stock options, calculated in accordance with Accounting Standards Update
718,

“Compensation—Stock Compensation

(Topic

718).”

For additional

information,

see

Notes

2

and

11

to

our

consolidated

financial
statements included in the Annual Report. The assumptions used in calculating the grant date fair value of the stock options reported in this
table are set forth in

the section of the Annual Report

titled “Management’s Discussion and Analysis of

Financial Condition and Results of
Operations— Critical Accounting Policies and

Estimates—Stock-Based Compensation.”

The amount reported has

been amended to reflect
the correction of an error in the calculation of grant date fair value reported in the Company’s definitive proxy statement relating to its 2023 annual meeting of stockholders.
Dr. Palm’s and Mr. Paula’s discretionary bonuses for services performed in 2022 were paid in 2023. Dr. Palm elected

to defer payment of his
2022 bonus in return for the opportunity

to receive either (a) 1.25 times such amount

in the event certain corporate milestones were

achieved
in 2023 or (b) .75 times such amount in the event such

milestones were not achieved. Because Dr. Palm left the Company before the end of

2023, he was

paid .75 times

the amount of

the discretionary bonus

he earned for 2022,

or $101,250, rather

than the full

$135,000 discretionary
bonus he earned for his services performed in 2022.
(3)

The amounts reported here represent the grant

date fair value of stock

options, calculated in accordance with Accounting Standards Update
718,

“Compensation—Stock Compensation

(Topic

718).”

For additional

information,

see

Notes

2

and

11

to

our

consolidated

financial
statements included in the Annual

Report on Form 10-K. The

assumptions used in calculating the grant

date fair value of

the stock options
reported in this table are set forth in the section of the Annual Report titled “Management’s

Discussion and Analysis of Financial Condition
and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based

Compensation.”
(4)

The amount reported in

this column for Ms.

Ray represents the amount

earned pursuant to our

annual cash incentive awards

program. See
“Narrative Disclosure to Summary Compensation Table—Bonuses” below.
(5)

For Ms. Hu and Mr. Reese the amounts shown represent the aggregate incremental cost of personal use of our corporate airplane. Aggregate
incremental cost was

determined by taking

the variable costs

to the Company

of owning and

operating the corporate

airplane in 2023

and
2022, as applicable,

and multiplying

it by a

fraction which

represents the

portion of the

usage of the

airplane in

those years that

was determined
to be personal use by

Ms. Hu and Mr.

Reese.

Occasionally family members of Ms. Hu

and Mr. Reese have

accompanied them on business
travel on our corporate airplane, for which we incurred
de minimis

incremental costs.
For Ms. Ray, the amounts shown represent the
Company’s matching contributions to a 401(k) plan.

For Mr. Paula, the amounts

shown represent the Company’s matching contributions to
a retirement 401(k)

plan and fees paid

to Mr. Paula pursuant to

his consulting arrangement

described below. For Dr. Palm, the

amounts shown
represent the Company’s matching contributions to a 401(k) plan.
Narrative Disclosure to Summary Compensation Table
The following describes

the material elements

of our compensation

program for the

fiscal year ended

December 31,
2023

as applicable to

our NEOs and

reflected in the

Summary Compensation

Table

above. We

continue to evaluate
our executive compensation program with the goal of aligning executive compensation with stockholder interests. As
a

result

of

this

evaluation,

we

expect

to

make

changes

to

further

enhance

our

compensation

practices,

and

future
changes may differ in several respects from our historical program as described herein.
Base Salary
We use base salaries to

recognize the experience,

skills, knowledge and

responsibilities required for all

our employees,
including our NEOs. Base salaries are determined based on the individual’s responsibilities, performance, experience and what we determine

is appropriate and

necessary to retain key talent,

taking into consideration

the other forms of
compensation we provide.
During 2023

and

2022,

Ms. Hu’s

base

salary

was $400,000.

Ms.

Hu waived

her base

salary beginning

October 1,
2023. Mr.

Reese elected to receive

a grant of options

in lieu of his

base salary for 2023.

Ms. Ray’s

base salary is set
forth in her offer letter, and was $430,000 in 2023, increasing to $450,000 on January 1, 2024. Dr. Palm

’s base salary
was $450,000 in

2023 and 2022.

Dr. Palm resigned from

the Company on

September 30, 2023. Mr. Paula’s base salary
is set forth

in his offer

letter, described

in more detail

below,

and was $375,000

in 2023 and

$370,000 in

2022.

Mr.
Paula resigned

from the

Company on

November 5, 2023

and has been

retained as

a consultant

through October 31,
2024. Mr. Paula’s

consulting agreement is described below.
Bonuses
None of our NEOs is contractually entitled to an annual bonus or other annual incentive compensation,

however, Ms.
Ray is, and Dr. Palm and Mr. Paula

were,

eligible for an annual cash bonus targeted at 40% of base salary under their offer letters.

In connection

with their

departures, Dr.

Palm and

Mr.

Paula were

not, however,

eligible to

receive an
annual cash bonus for 2023.
Ms. Ray’s

2023 bonus

opportunity was

prorated for

the portion

of the

year she was

employed by

the Company

and
was subject to

the Company’s achievement of five

equally-weighted corporate goals consisting of

one regulatory goal,
two clinical goals, one

intellectual property development goal and one

corporate culture goal.

The regulatory goal was
not achieved; the two clinical goals were partially achieved; the intellectual property development goal was achieved;
and

the

corporate

culture

goal

was

achieved.

Based

on

the

foregoing

achievement,

the

Compensation

Committee
approved the funding

of the corporate

bonus pool at

65% of target.

The Compensation

Committee further

exercised
its discretion

to approve

funding at

an additional

10% of

target and

delegated authority

to the

Company’s

CEO to
allocate such additional funding to the bonus pool participants in her discretion. Ms. Ray received a payout of 75% of her target bonus amount,

or $32,250 (65% of target

based on the Company’s

achievement of the corporate

goals and
an

additional

10%

allocated

to

Ms.

Ray

in

the

CEO’s

discretion).

The

portion

of

this

amount

attributable

to

the
achievement

of

the

corporate

goals

is

set

forth

in

the

“Non-Equity

Incentive

Plan

Compensation”

column

of

the
Summary Compensation Table

and the portion of this amount awarded to Ms. Ray in the discretion of the CEO is set forth in the “Bonus” column of the Summary Compensation Table

.
Prior to the

board of directors

or the compensation

committee awarding

them any cash

bonus for 2023,

Ms. Hu and
Mr. Reese informed the

compensation committee that they

would decline any

cash bonus the

compensation committee
might choose to award.
Employee Benefits and Perquisites
Our NEOs are eligible to participate

in our health and welfare plans

on the same terms and conditions

as provided to
our full-time

employees generally.

Additionally,

in 2023

and 2022,

the Company

allowed

our CEO

and Executive
Chairman to have limited use of the corporate plane for personal travel, the costs of which were considered as part of
their overall compensation package from the

Company and are disclosed in the Summary

Compensation Table above.
Retirement Benefits
We

maintain a 401(k) plan

that provides eligible

U.S. employees with

an opportunity to

save for retirement

on a tax
advantaged basis. Beginning in 2022, we offered to match participant contributions to their individual accounts 100%
up to

4% of

their base

salary.

Mr.

Paula received

matching contributions

of $8,878.45

in 2022.

We

do not

provide
deferred compensation, defined benefit pension or nonqualified defined contribution benefits for our NEOs.
Employment Agreements
We currently do not have a formal

employment agreement or offer letter with Ms. Hu or

Mr. Reese.
We provided

Ms. Ray with an offer letter in connection with the commencement of her employment,

which provides
for at-will

employment and

sets forth

an annual

base salary

of $430,000

through December 31,

2023 increasing

to
$450,000 on

January 1, 2024,

eligibility for

an annual

cash bonus

targeted

at 40%

of her

base salary

and an

initial
grant of

stock options

with an

aggregate grant

date value

of $357,850.

For more

information on

such grant,

see the
table below under “Outstanding Equity Awards

as of December 31, 2023” and its accompanying footnote disclosure.
The offer letter also provides that Ms. Ray is eligible to participate in our medical, dental and vision plans.
We provided Dr.

Palm with an offer letter in connection with the commencement of his employment, which provided for at-will employment and set forth

his annual base salary of $450,000,

eligibility for an annual cash bonus targeted
at 40% of

his base salary

and an initial

grant of stock

options with an

aggregate grant

date value of

$2,276,442. For
more information

on such

grant, see

the table

below under

“Outstanding Equity

Awards

as of

December 31, 2023”
and its accompanying

footnote disclosure.

The offer

letter also

provided

that Dr.

Palm was

eligible to

participate in
our medical, dental and vision plans.
We provided Mr. Paula with an offer letter in connection with the commencement of his employment, which

provided
for at-will

employment and

set forth

an annual

base salary

of $325,000

(which salary

was increased

to $370,000

in
2023),

eligibility for

an annual

cash bonus

targeted

at 40%

of his

base salary

and a

grant of

stock options

with an
aggregate grant date value of $769,604.

For more information on such grant, see

the table below under “Outstanding
Equity Awards

as of

December 31,

2023” and

its accompanying

footnote disclosure.

The offer

letter also

provided
that Mr. Paula was eligible to participate

in our medical, dental and vision plans.
In

connection

with

Mr.

Paula’s

departure

in

November

2023,

we entered

into

a

consulting

agreement

pursuant

to
which he

advises the

Company on

legal, human

relations

and

governance

matters for

up to

three hours

per

month
through October 31,

2024. As consideration,

he is entitled

to receive

a retainer of

$2,500 per

month, payable on

the
15th of each month.

Long-Term

Incentive Awards
From time to time, we have granted stock

options to our NEOs to purchase shares of

our Class A common stock, each
with an exercise price no less than the fair market value of a share of Class

A common stock on the date of grant.
For

more

information

on

the

stock

options

granted

to

our

NEOs,

see

the

table

below

under

“Outstanding

Equity
Awards as of December

31, 2023” and its accompanying footnote disclosure.
In the event an NEO terminates

employment for any reason, all

unvested stock options are

forfeited. In the event the
termination is for “cause,”

both vested and unvested stock options are forfeited.
Clawback Policy
As a public

company,

if we are

required to

restate our financial

results due to

our material

noncompliance with

any
financial reporting

requirements under

the federal

securities laws

as a

result of

misconduct, the

President and

Chief
Executive Officer

and Chief

Financial Officer

may be legally

required to

reimburse our

Company for

any bonus

or
other incentive-based or equity-based

compensation they receive in accordance

with the provisions of section 304

of
the

Sarbanes-Oxley

Act

of

2002,

as

amended.

Additionally,

we

have

implemented

a

Dodd-Frank

Act-compliant
clawback policy, as required by SEC rules.
Outstanding Equity Awards

as of December 31, 2023
The following table presents the outstanding equity incentive plan awards held by each named executive officer as of
December 31, 2023.
Option Awards
Name Grant Date
Number of
Securities
Underlying
Unexercised
Options
Exercisable (#)
Number of
Securities
Underlying
Unexercised
Options
Unexercisable (#)
Number of
Securities
Underlying
Unexercised
Unearned
Options (#)
Option Exercise
Price Per Share ($)
Option Expiration
Date
Mei Mei Hu 03/28/2018
(1)
1,590,547 — 0.28 03/28/2028'
01/26/2021
(2)
2,393,468 — 598,367 10.07
(9)
01/26/2026'
01/26/2021
(3)
181,501 197,284 10.07
(9)
01/26/2031'
03/07/2023
(4)
116,250 503,750 2.29 03/07/2033'
03/07/2023
(5)
73,928 — 2.29 03/07/2033'
Louis Reese 03/28/2018
(1)
2,346,547 — 0.28 03/28/2028'
01/26/2021
(2)
2,393,468 — 598,367 10.07
(9)
01/26/2026'
01/26/2021
(3)
181,501 197,284 10.07
(9)
01/26/2031'
03/07/2023
(4)
116,250 503,750 2.29 03/07/2033'
03/07/2023
(5)
61,607 — 2.29 03/07/2033'
03/07/2023
(6)
301,188 — 2.29 03/07/2033'
Sumita Ray 11/01/2023
(7)
— 425,000 1.17
(9)
11/01/2033'
René Paula 01/25/2021
(8)
209,332 — 4.01
(9)
03/01/2031'
11/11/2021
(8)
42,066 — 13
(9)
11/11/2031'
03/07/2023
(8)
17,006 — 2.29
(9)
03/07/2033'
Ulo Palm, MD, PhD

—

— — — — —
______________________
(1)

These time-based options to purchase shares of our Class A

common stock are subject to a four-year time-vesting period, with 25% vesting one year after the

vesting commencement date and the

remainder vesting in equal installments

each month during remainder of the

vesting
period subject to continued service. The vesting commencement date is January 1, 2018 for the options granted to

Ms. Hu and Mr. Reese.

(2)

These performance-vesting options to purchase shares of our Class B common stock are subject to performance-based conditions with 80%
vesting upon the closing of our IPO and the remaining

20% vesting if the Class A common stock maintains a

25% higher value than the IPO
offering price for 20

days out of any

consecutive 30-day period subject

to continued service on

the vesting date. These

options were originally
issued by

a predecessor

entity prior

to the

Reorganization and

converted to options

to purchase our

Class A

common stock

following the
Reorganization. In August 2021,

the Company canceled the options

to purchase shares of

Class A common stock

in exchange for an

equal
number of options to

purchase shares of Class

B common stock. The

options expire on the

fifth anniversary of the

grant date. See Note

11
“Equity Incentive Plans” of the consolidated financial statements in the Annual Report for additional information. Class B common stock is convertible to Class A common stock on a one-for-one

basis and has no expiration date.
(3)

These time-based options to purchase shares of our Class B

common stock are subject to a four-year time-vesting period,

with 25% vesting
one year after

the grant date

and the remainder

vesting in equal

installments each month during

remainder of the

vesting period subject

to
continued service.

These options

were originally

issued

by a

predecessor entity

prior to

the Reorganization

and converted

to

options to
purchase our Class A common stock following

the Reorganization. In August 2021, the Company canceled the options to purchase shares of
Class A common stock in exchange for an equal number of options to purchase shares of Class B common stock. The options expire on the tenth anniversary of the grant

date. See Note 11

“Equity Incentive Plans” of the

consolidated financial statements in the

Annual Report for
additional information. Class B common stock is convertible

to Class A common stock on a one-for-one basis and has no expiration date.
(4)

These time-vesting options

to purchase shares

of our Class

A common stock

are subject to

a four-year time-vesting

period, with shares

vesting
ratably on a monthly basis over that time period.
(5)

These options to purchase

shares of our Class A

common stock were granted

in lieu of an annual

cash bonus for the year

2022, and were fully
vested at the time of grant.
(6)

These options to purchase shares of our

Class A common stock were granted to

Mr. Reese in lieu of base salary for the years 2022 and

2023.

They vested monthly from January 1, 2023 through December

31, 2023.
(7)

These time-vesting options to purchase shares

of our Class A common stock

are subject to a four-year time-vesting period,

with 25% vesting
one year

after the

vesting commencement

date and

the remainder

vesting in

equal installments

quarterly during

remainder of

the vesting
period subject to continued service.

The vesting commencement date is October 1, 2023.
(8)

Mr.

Paula transitioned from

an employee to

a consultant

on November 3, 2023,

with an

end date

as consultant of

October 31, 2024.

His
outstanding options ceased vesting on

November 3, 2023, and he will

be eligible to exercise them through

90 days after the completion of

his
term as a consultant (i.e., January 31, 2025).
(9)

Pursuant to the Repricing, as

of the Repricing Date, these

options were repriced such that

the exercise price per share

for such options was
reduced to $0.70.

DIRECTOR COMPENSATION
Our board

of directors has

approved a

policy providing for

annual non-employee

director compensation.

Under this
policy, each non-employee director is eligible to receive cash and equity compensation for their services on our Board
of Directors. Mei Mei Hu, our President and Chief

Executive Officer, and

Louis Reese, our Executive Chairman, are
also members of the board of directors, but they did not receive any additional compensation for service as a director.
Peter

Powchik, MD

was both

a

member of

the board

of directors

and

Executive Vice

President,

Global

Scientific
Director from

October 1, 2023

through December 31,

2023 but

he did

not receive

any additional

compensation for
service as

a director

during this

period. In

addition, in

connection with

his becoming

an employee

of the

Company
and receiving

equity awards

in his

capacity as

an employee,

Dr.

Powchik forfeited

a portion

of his

annual director
equity award

for 2023.

The compensation

earned by

or paid

to Dr.

Powchik in

his capacity

as an

employee of

the
Company is set forth

in the “All Other

Compensation” column of the

2023 Director Compensation

table below.

The
compensation earned by or paid to Ms. Hu and Mr. Reese as named executive officers of Vaxxinity for the fiscal year ended December 31, 2023

is set forth in this

item above under

“Executive Compensation—Summary Compensation
Table.”
Each

non-employee

director

is entitled

to

receive

an annual

retainer

of $40,000,

payable

quarterly in

arrears.

Any
independent director who joins or vacates the board of directors mid-year will receive a prorated annual cash retainer during the

director’s

year of

service. In

addition, the

lead independent

director of

the board

of directors,

committee
chairs and committee

members are entitled

to receive the

following additional annual

retainers, payable

quarterly in
arrears:
● $25,000 for the lead independent director;
● $20,000 for the chair of the audit committee;
● $15,000 for the chair of the compensation committee;
● $10,000 for the chair of the nominating and governance committee;
● $10,000 for each other member of the audit committee;
● $7,500 for each other member of the compensation committee; and
● $5,000 for each other member of the nominating and governance committee.
Some of the

directors serving on the

board of directors in

2023 voluntarily agreed to

waive their rights

to cash retainers
for a portion of their service during 2023 (see “2023 Director Compensation” table below).
Each non-employee director continuing in service after each

of our annual stockholder meetings will automatically be
granted a number of stock options to purchase shares of our Class A common stock determined by dividing $270,000 by the 50-day moving average price of our Class

A common stock. Such annual grants will vest on the earliest of (1)
the one-year anniversary of the

grant date (or applicable

service start date for any

director appointed between annual
stockholder meetings), (2) the following year’s annual stockholder meeting, and (3) a “change of control”

(as defined
in the 2021 Omnibus Plan),

in each case, subject to

such non-employee director’s

continued service in such capacity
through the vesting date.
We

intend to

periodically evaluate

the terms

of compensation

of our

non-employee directors

as part

of our

regular
review of our overall compensation strategy.
Stock options granted to our

non-employee directors under the program have

an exercise price equal to

the fair market
value of our common stock on the date of grant and expire not later than ten years after the date of grant.

2023

Director Compensation
The following table sets

forth the compensation earned

by our non-employee

directors for their

service on the board
of directors during 2023:
Fees Earned or Paid
in Cash ($)
(1)
Option Awards ($)
(2)
All Other
Compensation ($)
(3)
Total ($)
Name
Landon Ogilvie 66,468 204,153 — 270,611
Peter Diamandis 29,783 204,153 — 233,936
Peter Powchik 10,000 204,153 529,850 744,003
James Smith 45,833 204,153 — 249,986
Gabrielle Toledano 55,833 204,153 — 259,986
Katherine Eade 41,667 204,153 — 245,820
George Hornig 60,000 204,153 — 264,153
Gregory R. Blatt — — — —
James Chui — — — —
______________________
(1)

Mr. Blatt, Mr. Chui, Dr.

Diamandis and Dr. Powchik voluntarily agreed to waive their rights to cash retainers for their board services during
the first half of 2023.

Messrs. Blatt and Chui stepped down from the board

on January 20, 2023 so received no cash retainers during

2023.
(2)

The amounts

reported reflect

the grant

date fair

value of

stock options

computed in

accordance with

ASC 718.

We

provide information
regarding the assumptions used to calculate the value of the option awards in Note 14 to our consolidated financial statements in the Annual
Report. Any awards originally granted as stock

options to purchase common shares of

UNS or COVAXX for service as a director of UNS or
COVAXX were terminated and

substituted with an option to purchase shares of Class A common stock of Vaxxinity in connection with the
Reorganization. See Note 1 to our consolidated financial statements in the Annual Report for additional information. In connection with the commencement of his service as

an employee, Dr. Powchik forfeited 95,336 of the

132,252 stock options granted

to him as part of his annual
director equity

award. The

following table

shows the

aggregate number

of shares

subject to

options held

by each

of our

directors as

of
December 31, 2023:

Number of Class A Stock Options Held at Fiscal
Year-End
Peter Diamandis 1,093,190
George Hornig 329,492
Peter Powchik
(a)
845,103
Landon Ogilvie 132,252
James Smith 132,252
Gabrielle Toledano 132,252
______________________

(a)

Includes 584,744 options awarded to Dr. Powchik in his capacity as an employee of Vaxxinity.
(3)

The amount reported

reflects compensation for

Dr. Powchik’s

service as an

employee of the

Company in 2023,

including $31,250 in base
salary and $498,600,

which reflects the grant date

fair value of stock options

awarded to Dr. Powchik computed in accordance with ASC

718
using the assumptions described

in Note 14 to our consolidated

financial statements in the

Annual Report. Dr. Powchik did not receive

a cash
bonus for 2023.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We

are subject

to the

reporting and

information requirements

of the

Securities Exchange

Act of

1934, as

amended,
and as

a result

file reports,

proxy statements

and other

information

with the

SEC. The

SEC maintains

a

website at
www.sec.gov

that

contains

reports,

proxy

and

information

statements

and

other

information

regarding

registrants,
such as Vaxxinity

,

Inc., that

file electronically

with the SEC.

We

also maintain a

website at

www.vaxxinity.com,

at
which you

may access

these materials

free of

charge as

soon as

reasonably practicable

after they

are electronically
filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not part of this Information Statement.
OTHER MATTERS
Other Business
The Board knows

of no other

matters other than

those described in

this Information Statement

that have been

approved
or considered by the Majority Stockholders.
Stockholders Sharing an Address
SEC rules permit

companies and intermediaries

such as brokers

to satisfy delivery

requirements for

proxy materials
with respect to two or more stockholders

sharing the same address by delivering a

single copy of the proxy materials
addressed to those

stockholders.

This process, which

is commonly referred

to as

“householding,” provides cost

savings
for companies and helps the

environment by conserving natural

resources. Some brokers household

proxy materials,
delivering a single proxy statement

or notice to multiple stockholders

sharing an address unless contrary

instructions
have been received from the affected stockholders. Once you have received notice from your broker that they will be
householding materials to

your address, householding

will continue

until you

are notified otherwise

or until you

revoke
your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or

notice, or if

your household is

receiving multiple copies

of these documents

and you wish

to request
that future deliveries be limited to a single copy, please notify your broker.

You can also request prompt delivery of a
copy of

the proxy

materials by

contacting

AST by

phone at

(888) 776-9962,

by email

at info@astfinancial.com

or
through their website at https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials.